                                                                   EXHIBIT 10.21

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THIS WARRANT.

                                 EGENERA, INC.

                        WARRANT TO PURCHASE 5,030 SHARES
                           OF SERIES B PREFERRED STOCK

      THIS CERTIFIES THAT, for value received, GATX VENTURES, INC. and its permitted assignees are entitled to subscribe for and purchase 5,030 shares of the fully paid and nonassessable Series B Convertible Preferred Stock (as adjusted pursuant to Section 4 hereof, the "Shares") of EGENERA, INC., a Delaware corporation (the "Company"), at the price of $0.994 per share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 4 hereof is herein referred to as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, (a) the term "Series Preferred" shall mean the Company's presently authorized Series B Convertible Preferred Stock, $0.001 par value per share, and any stock into or for which such Series B Convertible Preferred Stock may hereafter be converted or exchanged, and after the automatic conversion of the Series B Convertible Preferred Stock to common stock shall mean the Company's common stock, $0.001 par value per share (the "Common Stock"), (b) the term "Date of Grant" shall mean December 13, 2001 , and (c) the term "Other Warrants" shall mean any other warrants issued by the Company in connection with the transaction with respect to which this Warrant was issued, and any warrant issued upon transfer or partial exercise of or in lieu of this Warrant. The term "Warrant" as used herein shall be deemed to include Other Warrants unless the context clearly requires otherwise.

      1. Term. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time from the Date of Grant through the date which is ten (10) years after the Date of Grant.

      2.    Method of Exercise; Payment; Issuance of New Warrant. Subject to
Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, at the election of the holder hereof, by (a) the surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A-1 duly completed and executed) at the principal office of the Company and by the payment to the Company, by certified or bank check, or by wire transfer of immediately available funds to an account designated by the Company (a "Wire Transfer") of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased; (b) if in connection with a registered public offering of the Company's securities in which the holder has the right to participate pursuant to Section 9 and then only with respect to such number of shares as are eligible pursuant to the

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terms of Section 9 to be sold by the holder in such offering, the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A-2 duly completed and executed) at the principal office of the Company together with notice of arrangements reasonably satisfactory to the Company for payment to the Company either by certified or bank check or by Wire Transfer from the proceeds of the sale of shares to be sold by the holder in such public offering of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased; or (c) exercise of the "net issuance" right provided for in Section 10.2 hereof. The person or persons in whose name(s) any certificate(s) representing shares of Series Preferred shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty (30) days after such exercise and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty-day period; provided that at such time as the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, if requested by the holder of this Warrant, the Company shall cause its transfer agent to deliver the certificate representing Shares issued upon exercise of this Warrant to a broker or other person (as directed by the holder exercising this Warrant) within the time period required to settle any trade made by the holder after exercise of this Warrant.

      3. Stock Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all preemptive rights and taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Series Preferred to provide for the exercise of the rights represented by this Warrant and a sufficient number of shares of its Common Stock to provide for the conversion of the Series Preferred into Common Stock.

      4. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

            (a) Reclassification or Merger. In case of any reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall, at its option, either (i) duly execute and deliver to the holder of this Warrant a new Warrant (in substantially the same form of this Warrant or in form and substance reasonably satisfactory to the holder of this Warrant), or (ii) make appropriate provision without the issuance of a new Warrant, so that the holder of this Warrant shall have the right to receive upon exercise of this Warrant, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Series Preferred theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, merger or sale by a holder of the number of shares of Series Preferred then purchasable under this Warrant. Any new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this Section 4(a) shall similarly apply to successive reclassifications, changes, mergers and sales and shall be made without duplication of any change required pursuant to Section 4(b) or Section 4(c).

            (b) Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of Series Preferred, the Warrant Price shall be proportionately decreased and the number of Shares issuable hereunder shall be proportionately increased in the case of a subdivision and the Warrant Price shall be proportionately increased and the number of Shares issuable hereunder shall be proportionately decreased in the case of a combination.

            (c) Stock Dividends and Other Distributions. If the Company at any time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to Series Preferred payable in Series Preferred, then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (A) the numerator of which shall be the total number of shares of Series Preferred outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Series Preferred outstanding immediately after such dividend or distribution; or (ii) make any other distribution with respect to Series Preferred (except any distribution specifically provided for in Sections 4(a) and 4(b), then, in each such case, provision shall be made by the Company such that the holder of this Warrant shall receive upon exercise of this Warrant a proportionate share of any such dividend or distribution as though it were the holder of the Series Preferred as of the record date fixed for the determination of the shareholders of the Company entitled to receive such dividend or distribution.

            (d) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price pursuant to Section 4 and without duplication of any other adjustment required hereunder, the number of Shares of Series Preferred purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

            (e) Antidilution Rights. The other antidilution rights applicable to the Shares of Series Preferred purchasable hereunder are set forth in the Company's Certificate of Incorporation, as amended through the Date of Grant, a true and complete copy of which is attached hereto as Exhibit B (as the same may be further amended and in effect from time to time, the "Charter"). Such antidilution rights shall not be restated, amended, modified or waived in any manner that is adverse to the holder hereof without such holder's prior written consent if the effect of such restatement, amendment, modification or waiver on the holder hereof would be more adverse to the holder hereof than its effect on the other holders of the Company's Series Preferred. The Company shall promptly provide the holder hereof with any restatement, amendment, modification or waiver of the Charter promptly after the same has been made.

      5. Notice of Adjustments. Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief financial officer setting form, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 13 hereof, by first class mail, postage prepaid) to the holder of this Warrant. In addition, whenever the conversion price or conversion ratio of the Series Preferred shall be adjusted, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the conversion price or ratio of the Series Preferred after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 13 hereof, by first class mail, postage prepaid) to the holder of this Warrant; provided that any certificate delivered by the Company to the holder of this Warrant in accordance with the Charter containing substantially the same information shall be deemed compliance with the foregoing notice required by this sentence.

      6. Fractional Shares. No fractional shares of Series Preferred will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Series Preferred on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

      7. Compliance with Act; Disposition of Warrant or Shares of Series Preferred.

            (a) Compliance with Act. The holder of this Warrant, by acceptance hereof, agrees that this Warrant, and the shares of Series Preferred to be issued upon exercise hereof and any Common Stock issued upon conversion thereof are being acquired for investment and that such holder will not offer, sell, transfer, pledge or hypothecate or otherwise dispose of this Warrant, or any shares of Series Preferred to be issued upon exercise hereof or any Common Stock issued upon conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act") or any applicable state securities laws. Upon exercise of this Warrant, unless the Shares or shares of Common Stock being acquired are registered under the Act and any applicable state securities laws the holder hereof shall confirm in writing that the shares of Series Preferred so purchased (and any shares of Common Stock issued upon conversion thereof) are being acquired for investment and not with a view toward distribution or resale in violation of the Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. This Warrant and all shares of Series Preferred issued upon exercise of this Warrant and all shares of Common Stock issued upon conversion thereof (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

"THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO,
(ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY."

      Said legend shall be removed by the Company, upon the request of a holder, at such time as the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

                  (1) The holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant and has had such opportunity as such holder has deemed adequate to obtain from representatives of the Company such information as such holder has deemed necessary to permit the holder to evaluate the merits and risks of its investment in the Company. The holder is acquiring this Warrant and any underlying Shares or Common Stock for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act.

                  (2) The holder understands that this Warrant and any underlying Shares or Common Stock have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein.

                  (3) The holder further understands that this Warrant and any underlying Shares or Common Stock must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The holder is able to bear the economic risk of holding this Warrant and any underlying Shares or Common Stock as may be acquired upon exercise of this Warrant for an indefinite period. The holder is aware of the provisions of Rule 144, promulgated under the Act. The holder understands that this Warrant, the Shares acquired pursuant to the exercise of this Warrant and the Common Stock into which such Shares are convertible will be "restricted securities" within the meaning of Rule 144 under the Act and that the exemption from registration under Rule 144 will not be available for at least one year from the date of the Warrant with respect to any resale of this Warrant and from the date of exercise of this Warrant with respect to any resale of the Shares or Common Stock into which such Shares are convertible, and even then will not be available unless a public market then exists for the stock of the Company, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with. Except as described in Section 9, the Company shall be under no obligation to register this Warrant, the Shares or any shares of Common Stock issuable upon conversion thereof.

                  (4) The holder is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Act.

            (b) Disposition of Warrant or Shares. With respect to any offer, sale or other disposition of this Warrant or any shares of Series Preferred acquired pursuant to the exercise of this Warrant, or any shares of Common Stock issuable upon conversion of Series Preferred, prior to registration of such Warrant, Series Preferred or Common Stock shares, the holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, or other evidence, if reasonably satisfactory to the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or such shares of Series Preferred or Common Stock and indicating whether or not under the Act certificates for this Warrant or such shares of Series Preferred or Common Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Upon receiving such written notice and reasonably satisfactory opinion or other evidence, the Company, as promptly as practicable but no later than thirty (30) days after receipt of the written notice, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such shares of Series Preferred or Common Stock, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this
Section 7(b) that the opinion of counsel for the holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, this Warrant or such shares of Series Preferred or Common Stock may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 or 144A under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 or 144A have been satisfied. Each certificate representing this Warrant or the shares of Series Preferred or Common Stock thus transferred (except a transfer pursuant to Rule 144 or 144A) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

            (c) Applicability of Restrictions. Neither any restrictions of any legend described in this Warrant nor the requirements of Section 7(b) above shall apply to any transfer of, or grant of a security interest in, this Warrant (or the Series Preferred or Common Stock obtainable upon exercise thereof) or any part hereof (i) to a partner of the holder if the holder is a partnership or to a member of the holder if the holder is a limited liability company, (ii) to a partnership of which the holder is a partner or to a limited liability company of which the holder is a member, or (iii) to any affiliate (as such term is defined in Rule 501(b) of Regulation D promulgated under the Act) of the holder if the holder is a corporation; provided that in any transfer of this Warrant, Shares or Common Stock, if applicable, the transferee shall on the Company's request agree in writing to be bound by the terms of this Warrant as if an original holder hereof and represent in writing that the transferee is acquiring the Warrant, Shares or Common Stock for its own account for investment purposes and without any view towards distribution thereof and is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Act.

      8. Rights as Shareholders; Information. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Series Preferred or any other securities of the Company which may at any time be issuable upon the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. Notwithstanding the foregoing, the Company will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of Series Preferred concurrently with the distribution thereof to such shareholders.

      9.    Registration Rights.

      (a) Certain Definitions. As used in this Section 9, the following terms shall have the following respective meanings:

      "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Act.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      "Holders" shall mean the initial holder of this Warrant and any party to which the registration rights described in this Section 9 are transferred pursuant to Section 9(h)(i).

      "Restricted Stock" shall mean the shares of Common Stock issued upon conversion of the Shares, excluding such shares of Common Stock that have been
(a) registered under the Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Act.

      "Rights Agreement" shall mean that certain Amended and Restated Registration Rights Agreement dated as of July 16, 2001 among the Company and certain investors named therein (including any security holders of the Company that may become additional parties thereto after the date hereof), as in effect on the date hereof and as the same may be amended, restated, replaced or otherwise modified and in effect from time to time after the date hereof.

      (b) Registration. If the Company at any time (i) proposes to register any of its securities under the Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), or (ii) is requested or required to register any such securities pursuant to Section 4 or Section 6 of the Rights Agreement each such time it will give written notice to the Holder(s) of its intention so to do. Upon the written request of any such Holder, received by the Company within thirty (30) days after the giving of any such notice by the Company, to register any of its Restricted Stock, the Company will use commercially reasonable to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed or required to be filed by the Company, all to the extent requisite to permit the sale or other disposition by such Holder of such Restricted Stock so registered. In the event that any registration pursuant to this Section 9(b) shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among the selling Holders and all other holder of shares requested to be included in such underwriting by parties having been granted registration rights by the Company, based upon the number of shares to be included in such underwriting owned by such parties) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided that such number of shares sought to be included by the selling Holders and such holder of any Other Warrant shall be reduced in their entirety before the number of shares of Company securities sought to be registered by the parties to the Rights Agreement is reduced. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 9 without thereby incurring any liability to the holders of Restricted Stock.

      (c) Registration Procedures. If and whenever the Company is required by the provisions of Section 9(b) to use commercially reasonable to effect the registration of any shares of Restricted Stock under the Act, the Company will, as expeditiously as possible:

            (i) prepare and file with the Commission a registration statement with respect to such securities and use commercially reasonable to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

            (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Section 9(c)(i) and comply with the provisions of the Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

            (iii) furnish to each selling Holder and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus and amendment thereto) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

            (iv) use commercially reasonable to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

            (v) use commercially reasonable to list the Restricted Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

            (vi) immediately notify each selling Holder and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and each Holder hereby covenants and agrees, upon receipt of such notification, to discontinue disposition of Restricted Stock pursuant to such registration statement until the time of effectiveness of an amendment thereto or a supplement to such prospectus included therein as may be necessary so that, as thereafter delivered to the purchasers of such Restricted Stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (vii) if the offering is underwritten and at the request of any selling Holder, furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (1) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such selling Holder, stating that such registration statement has become effective under the Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending of contemplated under the Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such selling Holder or its counsel; and (2) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such selling Holder, stating that they are independent public accountants within the meaning of the Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

            (viii) make available for inspection by each selling Holder, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such selling Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such selling Holder, underwriter, attorney, accountant or agent in connection with such registration statement

      For purposes of Section 9(c)(i) and 9(c)(ii), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and one hundred twenty (120) days after the effective date thereof.

      In connection with each registration hereunder, the selling Holders will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws and to make the registration statement correct, accurate and complete in all material respects with respect to such selling Holders' participating in the offering; provided that this requirement shall not be deemed to limit any disclosure obligation arising out of any selling Holder's relationship to the Company if one of such Holder's agents or affiliates is an officer, director or control person of the Company. In addition, in connection with any underwritten registration, the selling Holders shall, if requested by the Company, execute such other underwriting related agreements, which, are reasonably satisfactory to them and which shall contain such provisions as may be customary and reasonable in order to accomplish the registration of the Restricted Stock.

      In connection with each registration pursuant to Section 9(b) covering an underwritten public offering, the Company and each selling Holder agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

      (d)   Expenses. All expenses incurred by the Company in complying with
Section 9(b), including without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including fees and disbursements for one counsel of all holders of Company securities to be registered, including the selling Holders) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance, but excluding any Selling Expenses, are herein collectively referred to as "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are herein collectively referred to as "Selling Expenses".

      The Company will pay all Registration Expenses in connection with each registration statement under Section 9(b). All Selling Expenses in connection with each registration statement under Section 9(b) shall be borne by the participating sellers of securities (including the selling

Holders) in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

      (e) Indemnification and Contribution. (i) In the event of a registration of any of the Restricted Stock under the Act pursuant to Section 9(b), the Company will indemnify and hold harmless each selling Holder thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such selling Holder or underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which such, selling Holder, underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Act pursuant to Section 9(b), any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such selling Holder, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in Connection with investigating or defending any such loss, claim, damage, liability or action; provided that the Company will not be liable in any such ease if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such selling Holder, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

            (ii)  In the event of a registration of any of the Restricted
Stock under the Act pursuant to Section 9(b), each selling Holder thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Act pursuant to Section 9(b), any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided that such selling Holder will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such selling Holder, as such, furnished in writing to the Company by such selling Holder specifically for use in such registration statement or prospectus or preliminary amendment or supplement thereof; provided further that the liability of each selling Holder hereunder shall be limited to the net proceeds received by such selling Holder from the sale of Restricted Stock covered by such registration statement.

            (iii) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9(e) and shall only relieve it from any liability that it may have to such indemnified party under this Section 9(e) if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9(e) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

            (iv) In order to provide for just and equitable contribution to joint liability under the Act in any case in which either (i) any selling Holder, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 9(e) but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9(e) provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 9(e); then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the net proceeds received by such Holder from the sale of all such Restricted Stock offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

      (f) Changes in Common Stock or Series Preferred. If, and as often as, there is any change in the Common Stock or the Series Preferred by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Series Preferred as so changed.

      (g) Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of the Restricted Stock to the public without registration, at all times after ninety (90) days after any registration statement covering a public offering of securities of the Company under the Act shall have become effective, the Company agrees to:

            (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Act;

            (ii) use commercially reasonable to file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act; and

            (iii) furnish to each Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

      (h)   Miscellaneous.

            (i) All covenants and agreements contained in this Section 9 by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not; provided that registration rights conferred herein on the Holders shall only inure to the benefit of a transferee of this Warrant or any Series B Preferred or Common stock into which it is exercisable or convertible if: (1) there is transferred to such transferee (A) at least at 20,000 shares of Restricted Stock (as adjusted for stock splits, recapitalizations and the like), or (B) one hundred percent (100%) of the shares of Restricted Stock originally issuable to the direct or indirect transferor of such transferee, or, in either case, such portion of this Warrant as relates thereto, and such transferee is not primarily engaged in any business (other than the Company) that competes in any material way with the products or services developed, manufactured or sold by the Company; or (2) such transferee is a partner, shareholder or affiliate of a party hereto; provided further that such transferee agrees to be bound by the terms of this Warrant applicable to the holder thereof by executing and delivering to the Company an instrument of accession hereto, in form and substance reasonably satisfactory to the Company.

            (ii) The obligations of the Company to register shares of Restricted Stock under Section 9(b) shall terminate on the earlier of (1) the tenth anniversary of the Date of Grant or (2) the date that all of such Restricted Stock held by the holder of this Warrant may be sold under Rule 144 during any ninety (90) day period.

            (iii) If requested in writing by the underwriters for the initial underwritten public offering of securities of the Company, each Holder shall agree not to sell publicly any shares of Restricted Stock or any other shares of Common Stock (other than shares of Restricted Stock or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than one hundred eighty (180) days following the effective date of the registration statement relating to such offering; provided that all other persons entitled to registration rights with respect to shares of Common Stock, all other persons selling shares of Common Stock in such offering, all persons holding in excess of one percent (1%) of the capital stock of the Company on a fully diluted basis and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this
Section 9(h)(iii).

            (iv) Notwithstanding the provisions of Section 9(c)(i), the Company's obligation to file a registration statement pursuant to Section 9(b), or cause such registration statement to become and remain effective, may be suspended if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed.

            (v) The Company shall not grant to any third party lender (other than a lender who is (or who would become if such lender converted all convertible securities acquired by such lender at the time of the making of a loan to the Company) primarily an equity investor in the Company) any registration rights more favorable than those contained herein, so long as any of the registration rights hereunder remain in effect, unless such more favorable rights are simultaneously granted to the holder hereof.

      10.   Additional Rights.

      10.1 Acquisition Transactions. The Company shall provide the holder of this Warrant with at least twenty (20) days' written notice prior to closing thereof of the terms and conditions of any of the following transactions (to the extent the Company has notice thereof): (i) the sale, lease, exchange, conveyance or other disposition of all or substantially all of the Company's property or business; or (ii) its merger into or consolidation with any other corporation (other than a wholly-owned subsidiary of the Company), or any transaction (including a merger or other reorganization) or series of related transactions, of which the Company has knowledge, in which more than fifty percent (50%) of the voting power of the Company is disposed of. The Company's obligations to the holder under this Section 10.1 shall be contingent upon such holder's agreement, and such holder hereby agrees, to keep confidential all information received by or disclosed to such holder by the Company in the fulfillment of the Company's obligations under this Section 10.1, to refrain from the use (other than for internal evaluation purposes) or disclosure of such information, and to refrain from trading in the Company's securities while in possession of such information if such trading would contravene any provision of the Act or the Securities Exchange Act of 1934, as amended.

      10.2  Right to Convert Warrant into Stock: Net Issuance.

            (a) Right to Convert. Without limiting the rights of the holder under the terms of this Warrant, in lieu of the full or partial exercise of the payment method of exercise described in Section 2(a), the holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Series Preferred as provided in this Section 10.2 at any time or from time to time during the term of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the holder (without payment by the holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Series Preferred as is determined according to the following formula:

          B-A
      X = ---
           Y

      Where:  X =    the number of shares of Series Preferred that shall be
                     issued to holder

              Y =    the fair market value of one share of Series Preferred

              A = the aggregate Warrant Price of the specified number of Converted Warrant Shares immediately prior to the exercise of the Conversion Right (i.e., the number of Converted Warrant Shares multiplied by the Warrant Price)

              B = the aggregate fair market value of the specified number of Converted Warrant Shares (i.e., the number of Converted Warrant Shares multiplied by the fair market value of one Converted Warrant Share)

      No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as hereinafter defined). For purposes of Section 10 of this Warrant, shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of this Warrant.

            (b) Method of Exercise. The Conversion Right may be exercised by the holder by the surrender of this Warrant at the principal office of the Company together with a written statement (which may be in the form of Exhibit A-1 or Exhibit A-2 hereto) specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section 10.2(a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), and, at the election of the holder hereof, may be made contingent upon the closing of the sale of the Company's Common Stock to the public in a public offering pursuant to a Registration Statement under the Act (a "Public Offering"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder within thirty (30) days following the Conversion Date.

            (c)   Determination of Fair Market Value. For purposes of this
Section 10.2. "fair market value" of a share of Series Preferred (or Common Stock if the Series Preferred has been automatically converted into Common Stock) as of a particular date (the "Determination Date") shall mean:

                  (i) If the Conversion Right is exercised in connection with and contingent upon a Public Offering, and if the Company's Registration Statement relating to such Public Offering ("Registration Statement") has been declared effective by the Securities and Exchange Commission, then the initial "Price to Public" specified in the final prospectus with respect to such offering.

                  (ii) If the Conversion Right is not exercised in connection with and contingent upon a Public Offering, then as follows:

            (A) If traded on a securities exchange, the fair market value of the Common Stock shall be deemed to be the average of the closing prices of the Common Stock on such exchange over the five trading days immediately prior to the Determination Date, and the fair market value of the Series Preferred shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Series Preferred is then convertible;

            (B) If traded on the Nasdaq Stock Market or other over-the-counter system, the fair market value of the Common Stock shall be deemed to be the average of the closing bid prices of the Common Stock over the five trading days immediately prior to the Determination Date, and the fair market value of the Series Preferred shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Series Preferred is then convertible; and

            (C) If there is no public market for the Common Stock, then fair market value shall be determined in good faith by the Company's Board of Directors.

In making a determination under clauses (A) or (B) above, if on the Determination Date, five (5) trading days had not passed since the closing of the Company's initial Public Offering, then the fair-market value of the Common Stock shall be the average closing prices or closing bid prices, as applicable, for the shorter period beginning on and including the date of such initial Public Offering and ending on the trading day prior to the Determination Date (or if such period includes only one trading day the closing price or closing bid price, as applicable, for such trading day). If closing prices or closing bid prices are no longer reported by a securities exchange or other trading system, the closing price or closing bid price shall be that which is reported by such securities exchange or other trading system at 4:00 p.m. New York City time on the applicable trading day.

      10.3 Exercise Prior to Expiration. To the extent this Warrant is not previously exercised as to all of the Shares subject hereto, and if the fair market value of one share of the Series Preferred is greater than the Warrant Price then in effect, this Warrant shall be deemed automatically exercised pursuant to Section 10.2 above (even if not surrendered) immediately before its expiration. For purposes of such automatic exercise, the fair market value of one share of the Series Preferred upon such expiration shall be determined pursuant to Section 10.2(c). To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section 10.3, the Company agrees to promptly notify the holder hereof of the number of Shares, if any, the holder hereof is to receive by reason of such automatic exercise.

      11. Representations and Warranties. The Company represents and warrants to the holder of this Warrant as follows:

            (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies.

            (b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free from preemptive rights.

            (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Series Preferred and the holders thereof are as set forth in the Charter, and on the Date of Grant, each share of the Series Preferred represented by this Warrant is convertible into one share of Common Stock.

            (d) The shares of Common Stock issuable upon conversion of the Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms of the Charter will be validly issued, fully paid and nonassessable.

            (e) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Charter or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, material contract or other material instrument of which the Company is a party of by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby.

            (f) There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, could have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

            (g) The number of shares of Common Stock of the Company outstanding on the date hereof, on a fully diluted basis (assuming the conversion of all outstanding convertible securities and the exercise of all outstanding options and warrants), does not exceed 80,786,000 shares.

      12. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

      13. Notices. Any notice, request, communication or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant.

      14. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Series Preferred issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

      15. Lost Warrants or Stock Certificates. The Company covenants to the holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

      16. Descriptive Headings. The descriptive headings of the various Sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

      17. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Massachusetts.

      18. Survival of Representations, Warranties and Agreements. All representations and warranties of the Company and the holder hereof contained herein shall survive the Date of Grant, the exercise or conversion of this Warrant (or any part hereof) or the termination or expiration of rights hereunder. All agreements of the Company and the holder hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

      19. Remedies. In case any one or more of the covenants and agreements contained in this Warrant shall have been breached, the holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

      20. No Impairment of Rights. The Company will not, by amendment of its Charter or through any other means, avoid of seek to avoid the observance or performance of any of the terms, of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment

      21. Severability. The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

      22. Recovery of Litigation Costs. If any legal action or other proceeding is brought for the enforcement of this Warrant, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Warrant, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

      23. Entire Agreement; Modification. This Warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

                  [Remainder of page intentionally left blank.]

      The Company has caused this Warrant to be duly executed and delivered as of the Date of Grant specified above.

                                        EGENERA,INC.

                                        By: /s/ Thomas F. Sheehon
                                                --------------------------------
                                        Title    CFO

                                        Address: 165 Forest Street
                                                 Marlboro, MA 01752

                                        GATX VENTURES, INC.

                                        By: /s/ Robert D. Pomeroy, Jr.
                                                --------------------------------
                                        Title    Robert D. Pomeroy, Jr.
                                                 Senior Vice President

                                        Address: 16 Muson Road
                                                 Farmington, CT 06032